Exhibit 10.8

THIS LOAN AGREEMENT (this “Agreement”), dated as of [___________], 2012, is made and entered into by and between BGS Acquisition Corp., a British Virgin Islands company with limited liability (the “Company”), and Julio Gutierrez (“Lender”).

RECITALS

WHEREAS, the Company is engaged in an initial public offering (the “Offering”) pursuant to which the Company will issue and deliver up to 5,175,000 units (the “Units”) (including up to 675,000 Units subject to an over-allotment option granted to the underwriters of the Offering), with each Unit comprised of one ordinary share no par value (the “Ordinary Share(s)”), of the Company and one warrant to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment (each, a “Warrant,” and collectively, the “Warrants”); and

WHEREAS, the Company has filed with the Securities and Exchange Commission a registration statement on Form F-1, No. 333-178780 (the “Registration Statement”) for the registration, under the Securities Act of 1933, as amended (the “Securities Act”), of the Units, the Warrants and Ordinary Shares included in the Units, and a related prospectus (the “Prospectus ”); and

WHEREAS, the gross proceeds of the Offering will be deposited in a trust account (the “Trust Account”) at [●] and managed by Continental Stock Transfer & Trust Company, as trustee, as described in the Registration Statement and the Prospectus; and

WHEREAS, Lender desires to enter into this Agreement in order to facilitate the Offering and the other transactions contemplated in the Registration Statement and the Prospectus, including any acquisition, share exchange, share reconstruction and amalgamation or contractual control arrangement with, or purchase of, all or substantially all of the assets of, or any other similar business combination with, one or more businesses (each, a “Business Combination”).

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           (a)  From time to time, as may be requested by the Company, Lender agrees to advance funds in the form of loans up to $500,000 (or such higher amount as agreed upon by the Company and Lender) to the Company as may be necessary to fund all the Company’s expenses not otherwise covered by the amounts held outside the Trust Account upon completion of the Offering relating to investigating and selecting a target business, negotiating an acquisition agreement and consummating the Business Combination and other working capital requirements. Lender shall not seek reimbursement of such advances made to the Company unless and until a Business Combination has been consummated.  All amounts borrowed by the Company under this Agreement shall be repaid on the date on which Company consummates its initial Business Combination; provided, that, at the option of Lender, all or a portion of the amounts borrowed by the Company pursuant to this Agreement may be converted into warrants of the post-Business Combination entity at a price of $0.75 per warrant with such warrants identical to the investor warrants described in the Registration Statement and the Prospectus.

(b)  If the Company does not consummate a Business Combination and the Trust Account is liquidated or the Company is liquidated or dissolved, and the remaining net assets of the Company are insufficient to complete such liquidation, Lender agrees to advance from time to time, as may be requested by the Company, such funds as may be necessary to complete such liquidation or dissolution, and agrees not to seek repayment for such expenses.

(c)  Lender represents to the Company that it is capable of making such advances to satisfy its obligations under clauses (a) and (b) of this Section 1.

(d)  In respect of any advances made by Lender, the Company shall issue to Lender, on the day each such advance is made, a promissory note in the form attached hereto as Exhibit A .

(e)  Notwithstanding anything to the contrary herein or in any promissory note issued by the Company to Lender, Lender hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the Trust Account in which the proceeds of the Offering and the proceeds of the sale of the securities issued in a private placement to be consummated concurrently with the completion of the Offering, as described in greater detail in the Registration Statement and the Prospectus, will be deposited, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever.

2.          This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by the parties hereto.

3.          No party may assign either this Agreement or any of his, her or its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on the undersigned and each of his or its heirs, personal representatives, successors and assigns.

4.          Any notice, statement or demand authorized by this Agreement shall be sufficiently given (i) when so delivered if by hand or overnight delivery, (ii) the date and time shown on a facsimile transmission confirmation, or (ii) if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid. Such notice, statement or demand shall be addressed as follows:

If to the Company:

BGS Acquisition Corp.
Olazbal 1150
Cuidad Autonoma de Buenos Aires
Argentina 1428
Attn:  Cesar Baez, Chief Executive Officer
Fax:  [●]

If to Lender:
Julio Gutierrez
Olazbal 1150
Cuidad Autonoma de Buenos Aires
Argentina 1428
Fax:  [●]

with a copy in each case (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP
150 East 42nd Street
New York, NY 10017
Fax:  212-370-7889
Attn:  Stuart Neuhauser, Esq.

5.           This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6.           This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

7.           This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  The parties hereto (i) agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

BGS ACQUISITION CORP., a British Virgin Islands company

By:
Name: Cesar Baez
Title: Chief Executive Officer

Julio Gutierrez

[Loan Agreement]

Exhibit A

Form of Promissory Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE " SECURITIES ACT "). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

$[________]	Issue Date: [________], 2012
New York, New York

BGS Acquisition Corp. (the “Maker”) promises to pay to the order of Julio Gutierrez (the “Payee“) the principal sum of [___________________] Dollars and No Cents ($[_______]) (“Principal”) in lawful money of the United States of America, on the terms and conditions described below.

1.           Principal.  (a) The Principal shall be repayable in cash to Payee on the date on which Maker consummates its initial business combination (the “Maturity Date ”) or (b) at the option of the Payee, on the Maturity Date, any and all of the Principal may be converted into warrants of the post-business combination entity at a price of $0.75 per warrant with such warrants identical to the investor warrants described in the Registration Statement (as defined below) and the Prospectus (as defined below); provided that Payee shall notify the Maker of its intent to exercise its option to convert any or all of the Principal into warrants no later than five (5) days before the Maturity Date.  No amount under this Note shall be due or be convertible into warrants if such initial business combination is not completed.

2.           Interest.   This Note shall bear no interest.

3.           Application of Payments.  All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys' fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

4.           Events of Default. The following shall constitute Events of Default:

(a)  Failure to Make Required Payments.  Failure by Maker to pay the principal of, or other payments on, this Note within five (5) business days following the date when due.

(b)  Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under applicable bankruptcy law, or any other applicable insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c)  Involuntary Bankruptcy, Etc.  The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of maker in an involuntary case under applicable bankruptcy law, or any other applicable insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of the affairs of Maker, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

5.           Remedies.

(a)  Upon the occurrence of an Event of Default specified in Section 4(a), Payee may, by written notice to Maker, declare this Note to be due and payable, whereupon the principal amount of this Note,  and all other amounts payable under this Note, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)  Upon the occurrence of an Event of Default specified in Sections 4(b) and 4(c), the principal amount of this Note, and all other amounts payable under this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

6.           Waivers.  Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

7.           Unconditional Liability.  Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

8.         Notices.  Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, (iv) sent by telefacsimile or (v) sent by e-mail, to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

If to Maker:

BGS Acquisition Corp.
Olazbal 1150
Cuidad Autonoma de Buenos Aires
Argentina 1428
Attn:  Cesar Baez, Chief Executive Officer
Fax:  [●]

If to Payee:

Julio Gutierrez
Olazbal 1150
Cuidad Autonoma de Buenos Aires
Argentina 1428
Fax:  [●]

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a facsimile transmission confirmation, (iii) the date on which an e-mail transmission was received by the receiving party's on-line access provider, (iv) the date reflected on a signed delivery receipt, or (vi) two (2) business days following tender of delivery or dispatch by express mail or delivery service.

9.         Construction.  THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

10.       Severability.  Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.       Trust Waiver.  Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the trust account in which the proceeds of the initial public offering (the “IPO”)   conducted by the Maker and the proceeds of the sale of the securities issued in a private placement to be consummated concurrently with the completion of the initial business combination of the Maker, as described in greater detail in the registration statement (the “Registration Statement”) and prospectus (the “Prospectus”) filed with the Securities and Exchange Commission in connection with the IPO, will be deposited, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever.

12.       Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

13.       Assignment.  No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

[Signature Page Follows]

           IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.

BGS ACQUISITION CORP.

By:
Name: Cesar Baez
Title: Chief Executive Officer

Agreed and Accepted:

_________________________
Julio Gutierrez